POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee and/or officer of Loeb King Trust (the “Trust”) hereby appoints Robert S. Schwartz, Gideon J. King and David S. Hampson, each an officer of the Trust, each individually with full power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, including any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments and supplements thereto, applications for exemptive orders, rulings, proxy statements or other documents in connection thereunder (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee and/or officer of the Trust and filing the same, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee and/or officer hereby executes this Power of Attorney as of the 13th day of August, 2013.

/s/ Eugene I. Davis
Eugene I. Davis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee and/or officer of Loeb King Trust (the “Trust”) hereby appoints Robert S. Schwartz, Gideon J. King and David S. Hampson, each an officer of the Trust, each individually with full power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, including any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments and supplements thereto, applications for exemptive orders, rulings, proxy statements or other documents in connection thereunder (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee and/or officer of the Trust and filing the same, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee and/or officer hereby executes this Power of Attorney as of the 13th day of August, 2013.

/s/ John Brecker
John Brecker

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee and/or officer of Loeb King Trust (the “Trust”) hereby appoints Robert S. Schwartz, Gideon J. King and David S. Hampson, each an officer of the Trust, each individually with full power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, including any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments and supplements thereto, applications for exemptive orders, rulings, proxy statements or other documents in connection thereunder (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee and/or officer of the Trust and filing the same, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee and/or officer hereby executes this Power of Attorney as of the 13th day of August, 2013.

/s/ Thanh Chi Nguyen
Thanh Chi Nguyen

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee and/or officer of Loeb King Trust (the “Trust”) hereby appoints Robert S. Schwartz and David S. Hampson, each an officer of the Trust, each individually with full power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, including any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments and supplements thereto, applications for exemptive orders, rulings, proxy statements or other documents in connection thereunder (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee and/or officer of the Trust and filing the same, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee and/or officer hereby executes this Power of Attorney as of the 13th day of August, 2013.

/s/ Gideon J. King
Gideon J. King

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee and/or officer of Loeb King Trust (the “Trust”) hereby appoints Robert S. Schwartz and Gideon J. King, each an officer of the Trust, each individually with full power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, including any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments and supplements thereto, applications for exemptive orders, rulings, proxy statements or other documents in connection thereunder (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee and/or officer of the Trust and filing the same, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee and/or officer hereby executes this Power of Attorney as of the 13th day of August, 2013.

/s/ David S. Hampson
David S. Hampson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee and/or officer of Loeb King Trust (the “Trust”) hereby appoints David S. Hampson and Gideon J. King, each an officer of the Trust, each individually with full power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, including any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments and supplements thereto, applications for exemptive orders, rulings, proxy statements or other documents in connection thereunder (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee and/or officer of the Trust and filing the same, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee and/or officer hereby executes this Power of Attorney as of the 13th day of August, 2013.

/s/ Robert S. Schwartz
Robert S. Schwartz